                                    EXHIBIT 10(Q)

                                   AMENDMENT NO. 5
                            TO LOAN AND SECURITY AGREEMENT


    This Amendment dated as of OCTOBER 31, 1997, is entered into by and between Pico Macom, Inc., a Delaware corporation ("Debtor"), and HSBC Business Loans, Inc., a Delaware corporation, as successor to Marine Midland Business Loans, Inc. ("Secured Party"), with reference to the following facts:

                                       RECITALS

    A. Secured Party is extending various secured financial accommodations to Debtor upon the terms of that certain Loan and Security Agreement dated as of May 25, 1994, as amended (the "Loan Agreement").

    B. Debtor and Secured Party desire to amend the Loan Agreement upon the terms and conditions set forth herein.

    NOW THEREFORE, in consideration of the foregoing and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, Debtor and Secured Party hereby agree as follows:

    1. DEFINED TERMS. Unless otherwise specified herein, any capitalized terms defined in the Loan Agreement shall have the same respective meanings as used herein.

    2. FINANCIAL COVENANTS. With respect to Section 10.15 of the Loan Agreement and Item 26 of the Schedule thereto, Debtor shall maintain the following levels of financial performance:

         (a) Net Working Capital of not less than $3,000,000.00 as of the end of each fiscal quarter ending on or after October 31, 1997;

         (b) Working Capital Ratio of not less than 1.20:1 as of the end of each fiscal quarter ending on or after October 31, 1997;

         (c) Tangible Net Worth of not less than $3,500,000.00 as of the end of each fiscal quarter ending on or after October 31, 1997;

         (d) Debt to Tangible Net Worth ratio of not more than 4.5:1 as of the end of each fiscal quarter ending on or after October 31, 1997; and

         (e) Net Income Before Taxes of not less than $750,000.00 during each fiscal year ending on or after July 31, 1998.

    3.  AMENDMENT FEE.  In consideration of this Amendment,
Debtor shall pay Secured Party an amendment fee equal to $1,500.00 upon the effectiveness hereof.

    4. REPRESENTATIONS AND WARRANTIES. Debtor reaffirms that the representations and warranties made to Secured Party in the Loan Agreement and other Transaction Documents are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, Debtor makes the following representations and warranties to Secured Party, which shall survive the execution of this Amendment:

    (a) The execution, delivery and performance of this Amendment are within Debtor's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on Debtor.

    (b) This Amendment is the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

    (c) No event has occurred and is continuing, or would result from the execution, delivery and/or performance of this Amendment, which constitutes an unwaived Event of Default under the Loan Agreement or any other of the Transaction Documents, or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

    5.  CONTINUING EFFECT OF LOAN DOCUMENTS.   To the extent of any
inconsistencies between the terms of this Amendment and the Loan Agreement, this Amendment shall govern. In all other respects, the Loan Agreement and other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

    6. REFERENCES. Upon the effectiveness of this Amendment, each reference in any Transaction Document to "the Agreement", "hereunder, "herein," "hereof," or of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

    7. GOVERNING LAWS. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal law of the State of California.

    8. CONDITIONS PRECEDENT. This Amendment shall become effective if, and only if, Secured Party shall have received a counterpart of this Amendment duly executed by Debtor and acknowledged by the guarantor indicated hereinbelow, and a Subordination Agreement duly executed by Pico Macom, Pico Macom Taiwan ' Pico CATV Division, Pico St. Kitts, Pico Products Asia, Pico Bermuda, Pico Siam, Pico Corporate, Pico St. Vincent and Pico Cargo in form and substance satisfactory to Secured Party, together with such other documents, instruments or agreements as Secured Party or its legal counsel may reasonably request, all on or before November 12, 1997.

    IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.

                                            PICO MACOM, INC.


                                            By   /s/ Jack Brucker
                                                 ------------------------------
                                            Name     Jack Brucker
                                                 ------------------------------
                                            Title    Executive Vice President,
                                                 ------------------------------
                                                     Finance and Administration
                                                 ------------------------------

                                            HSBC BUSINESS LOANS, INC.

                                            By   /s/ William Field
                                                 ------------------------------
                                            Name     William Field
                                                 ------------------------------
                                            Title    Vice President
                                                 ------------------------------

                                 CONSENT OF GUARANTOR

The undersigned, as guarantor of the Indebtedness of Pico Macom, Inc. to HSBC Business Loans, Inc. pursuant to that certain Unlimited Continuing Guaranty dated as of May 25, 1994 (the "Guaranty"), hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 and acknowledges, consents and agrees that (i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment No. 5 and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liabilities under the Guaranty.

Dated:   OCTOBER 31, 1997

                                            PICO PRODUCTS, INC.



                                            By    /s/ Jack Brucker
                                                 ------------------------------
                                            Name      Jack Brucker
                                                 ------------------------------
                                            Title    EXECUTIVE VICE PRESIDENT,
                                                 ------------------------------
                                                     FINANCE AND ADMINISTRATION
                                                 ------------------------------